UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2018 (January 5, 2018)

ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement

On January 5, 2018, Enterprise Bancorp, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), entered into Amendment No. 1 (the “Amendment”) to that certain Renewal Rights Agreement, dated as of December 11, 2007, between the Company and the Rights Agent (as amended, the “Rights Agreement”). Capitalized terms used and not defined in this Current Report on Form 8-K have the meanings set forth in the Rights Agreement.

The Amendment extends the Final Expiration Date of the Rights Agreement from the Close of Business on January 13, 2018 to the Close of Business on January 13, 2028.

In addition, the Amendment establishes the Purchase Price per one one-hundredth share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) at $122.50, subject to adjustment.

The Amendment also amends and restates the Terms of Series A Junior Participating Preferred Stock, the Summary of Rights to Purchase Shares of Series A Preferred Stock and the Form of Rights Certificate, attached to the Rights Agreement as Exhibits A, B and C, respectively, to reflect the amended Final Expiration Date and Purchase Price and to make certain other conforming changes.

The foregoing description of the Amendment is subject to, and qualified in its entirety by reference to, the full text of the Amendment, including the appendices thereto, and the full text of the Rights Agreement, which are filed as Exhibits 4.2 and 4.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders

The description of the Amendment included under Item 1.01 is incorporated by reference into this Item 3.03.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 5, 2018, and in connection with the Amendment, the Company filed with the Secretary of State of the Commonwealth of Massachusetts Articles of Amendment (the “Articles of Amendment”) to the Company’s Amended and Restated Articles of Organization to amend and restate the Terms of Series A Junior Participating Preferred Stock (the “Terms”) to establish the Liquidation Preference (as defined in the Terms) at $12,250.00 per share of Preferred Stock, which corresponds to the amended Purchase Price per one one-hundredth share of Preferred Stock of $122.50 as set forth in the Amendment. All of the other terms, preferences, limitations and relative rights of the Preferred Stock remain the same.

The foregoing description of the terms of the Articles of Amendment is subject to, and qualified in its entirety by reference to, the full text of the Articles of Amendment, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Not applicable

(d)    The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Organization of Enterprise Bancorp, Inc., as filed with the Secretary of State of the Commonwealth of Massachusetts on January 5, 2018.
4.1
Renewal Rights Agreement, dated as of December 11, 2007, between Enterprise Bancorp, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.5 to Enterprise Bancorp, Inc.’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 13, 2007) (File No. 333-79135).

4.2	Amendment No. 1 to Renewal Rights Agreement, dated as of January 5, 2018, between Enterprise Bancorp, Inc. and Computershare Trust Company, N.A., as Rights Agent.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: January 11, 2018	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer

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